Fees Summary	Jan. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,719,334.20
Previously Paid Amount	6,512.41
Total Fee Amount	4,104.24
Total Offset Amount	0.00
Net Fee	$ 0.00